In this document, “[***]” indicates that confidential materials have been redacted from this document and filed separately with the Securities and Exchange Commission.

Exhibit 10.5
FIRST AMENDMENT
TO
CONTRACT MANUFACTURING SUPPLY AGREEMENT
This First Amendment to Contract Manufacturing Supply Agreement (“Amendment”) is entered into as of this 31 day of May, 2018 (the “Amendment Effective Date”) by and between Bausch & Lomb Incorporated, having a place of business located at 8500 Hidden River Parkway, Tampa, Florida 33637 (“B+L”), Aerie Pharmaceuticals. Inc., having a place of business located at 135 US Highway 206, Suite 15, Bedminster, NJ 07921 (“Aerie”) and Aerie Distribution Incorporated, a Delaware Corporation having its principal place of business at 4301 Emperor Boulevard, Suite 400B, Durham, North Carolina 27703 (“Aerie Distribution”).
Whereas, B+L and Aerie entered into a certain Contract Manufacturing Supply Agreement dated December 9, 2014 whereby Aerie engaged B+L to manufacture and supply certain Products (as defined therein) and B+L agreed to manufacture and supply such Products (the “Agreement”); and
Whereas, Aerie authorized Distribution to develop, manufacture, market, advertise, offer to sell, sell distribute or otherwise commercialize AR-13324 (RhopressaTM) and PG-324 (RocklatanTM); and
Whereas, to align with the terms of the foregoing, and considering the pending launch of Rhopressa, Aerie would like to assign the Contract Manufacturing Supply Agreement in entered into with Bausch & Lomb on December 9, 2014. Pursuant to paragraph 20, Bausch & Lomb must consent to such assignment.
Whereas, B+L is willing to consent to the assignment of the Agreement; and
Whereas, the Parties in interest now desire to amend and modify the Agreement as set forth hereinafter.
In consideration of the foregoing premises, the mutual covenants and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:
1.All capitalized terms used herein, unless otherwise defined in this Amendment shall have the meanings set forth in the Agreement.
2.    Aerie hereby transfers and assigns all of its rights under the Agreement and Aerie Distribution hereby assumes all of the obligations and liabilities of Aerie under the Agreement arising as of and after the Amendment Effective Date and agrees to be bound by all of the terms and conditions of the Agreement provided, however, that Aerie Pharmaceuticals, Inc. shall remain responsible for performance of all of its obligations under the Agreement regardless of said assignment and assumption.
3.    B+L hereby consents to the aforesaid assignment of the Agreement by Aerie to Aerie Distribution subject to the terms hereof.

4.    All references in the Agreement to Aerie shall be deemed to refer to Aerie Distribution as of the effective date of said assignment subject to Section 2 above.
5.    Section 3.A. of the Agreement is hereby amended by deleting the last sentence in that Section and replacing it with the following:
Prices for Product(s) sold to Aerie during the Term are F.O.B. the F.O.B. Point freight collect.
6.    Section 4.B. of the Agreement is hereby amended to add the following sentences to the end of such Section:
B+L will provide monthly inventory reports to Aerie in a form to be mutually agreed to by the parties. B+L shall use reasonable efforts to provide such report on or before the fourth business day of each month.
7.    Section 4.D. of the Agreement is hereby amended to add the following sentence to the end of such Section:
In the event that an entire lot (or lots), or a portion thereof exceeding [***] of the volume of such lot (or lots) of finished product is rejected and it is determined through the process of investigation and confirmed in any Non-Conformance Report (NCR) that the cause of such rejection was the negligence of B+L, B+L shall be responsible to reimburse Aerie for the actual cost of the active pharmaceutical ingredient (API) supplied by Aerie and incorporated in such rejected lot (or lots) and/or portion thereof. Notwithstanding the foregoing yield loss attributable to regular manufacturing operations shall not be considered to be caused by the negligence of B+L and shall not be subject to this provision.
8.    Section 6 of the Agreement is hereby amended by adding the following subsection C to the end of such Section:
C.    Business Meetings. Representatives of Aerie and B+L shall meet and conduct business review meetings on a quarterly basis. Such meetings shall take place during normal business hours of B+L and the time and place of such meetings, as well as the agenda of topics to be discussed, shall be mutually agreed to by the parties in advance.
9.    Section 8 of the Agreement is hereby amended by deleting such section and replacing with the following:
Unless otherwise agreed in writing by the parties, B+L will ship the Product F.O.B., the F.O.B. Point (as defined herein), to arrive at Aerie’s designated destination point within one hundred and twenty (120) days of the date a Purchase Order is received and accepted by B+L. The F.O.B. Point shall be Kenco VPI, 4309 Distribution Drive, Chattanooga,

Tennessee, 37416. At the request and expense of Aerie, B+L shall ship the Product ordered by Aerie by such carrier or carriers as Aerie may designate including required documents per B+L shipping procedures and Quality Agreement with Aerie. Such shipping instructions shall be submitted by Aerie to B+L in advance. Any pickup by a carrier arranged by Aerie shall be made only by appointment scheduled with Kenco VPI, 4309 Distribution Dr., Chattanooga, TN 37416. Unless otherwise agreed by the parties hereto, all risk of loss or damage to the Product from any cause whatsoever shall be borne by Aerie after delivery to Aerie or Aerie’s carrier at the F.O.B. Point. B+L shall not be obligated to maintain an inventory of the Product(s).
10.    Section 10.D. of the Agreement is hereby amended by deleting the reference to ninety (90) days in said Section and replacing it with one hundred twenty (120) days.
11.    Section 21 of the Agreement is hereby amended by deleting the addresses to which notice to Aerie must be sent and replacing with the following:

As to B+L:	Bausch & Lomb Incorporated 8500 Hidden River Parkway Tampa, Florida 33637 Attention: Director of Plant Operations

With a copy to:	Valeant Pharmaceuticals North America LLC 400 Somerset Corporate Blvd., Bridgewater, NJ 08807 Attn: General Counsel

As to Aerie and Aerie Distribution:	Aerie Pharmaceuticals, Inc. 4301 Emperor Blvd., Suite 400, Durham, NC 27703 Attn: Vice President, Manufacturing

With a copy to:	Aerie Pharmaceuticals, Inc. 135 US Highway 206, Suite 15, Bedminster, NJ 07921 Attn: General Counsel

12.    Appendix A of the Agreement is hereby amended by deleting such Appendix in its entirety and replacing it with Appendix A attached hereto.
13.    Appendix C of the Agreement is hereby amended by deleting therefrom all references to AR-13324 1ml fill and PG-324 1ml fill sizes. Such Products shall be deemed deleted from this Agreement.
14.    All other terms and conditions of the Agreement not specifically amended or modified herein shall continue in full force and effect.

(signature page follows)

In Witness Whereof, the parties have hereunto set forth their signatures as of the date set forth above.

Bausch & Lomb Incorporated	Aerie Pharmaceuticals, Inc.

By:	/s/ David J. Dutort	By:	/s/ Tom Mitro

Name:	David J. Dutort	Name:	Tom Mitro

Title:	Director Site Operations	Title:	President and Chief Operating Officer

Aerie Distribution Incorporated

By:	/s/ Rich Rubino

Name:	Rich Rubino

Title:	Chief Financial Officer

APPENDIX A

PRICE SCHEDULE

Product	Unit Price ($)	Unit Price ($)
AR-13324 Ophthalmic Solution, 0.02% - NLT 2.5 mL (Trade) or	$[***]
AR-13324 Ophthalmic Solution, 0.02% - NLT 2.5 mL (‘Professional Sample’)
Product Serialization	$[***]
Continuous Particulate Monitoring	$[***]
Increase requirement for special handling of API in accordance with specification change	$[***]
	$[***]	$[***]

Product	Unit Price ($)	Unit Price
PG-324 Ophthalmic Solution, 0.02% - NLT 2.5 mL (Trade) or	$[***]
PG-324 Ophthalmic Solution, 0.02% - NLT 2.5 mL (‘Professional Sample’)
Product Serialization	$[***]
Continuous Particulate Monitoring	$[***]
Increase requirement for special handling of API in accordance with specification change	$[***]
	$[***]	$[***]

Note: The quoted price(s) for PG-324 Ophthalmic Solution, 0.02% are based on the current costing of the Latanoprost sourced by B&L; this may be revised in the event Aerie would qualify another source of Latanoprost with a lower cost.

APPENDIX B

Annual Minimums
Product: AR-13324 Ophthalmic Solution, 0.02% (RhopressaTM)

Production Year Starting	Annual Minimum (number of units)
2019	[***]
2020	[***]
2021	[***]
2022	[***]
Note: The annual minimums may be revised following the NDA approval of AR-13324 Ophthalmic Solution, 0.02% product and/or on an annual basis as outlined in Section 7A.
Product: PG-324 Ophthalmic Solution, 0.02% (RocklatanTM)

Production Year Starting	Annual Minimum (number of units)
2020	[***]
2021	[***]
2022	[***]
2023	[***]
Note: The annual minimums may be revised following the NDA approval of PG-324 Ophthalmic Solution, 0.02% and/or on an annual basis as outlined in Section 7A.